UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.      )

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Prosperity Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

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[LOGO OF PROSPERITY BANCSHARES, INC.]

Prosperity Bank Plaza

4295 San Felipe

Houston, Texas 77027

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, APRIL 20, 2004

Shareholders of Prosperity Bancshares, Inc.:

The 2004 Annual Meeting of Shareholders (the “Meeting”) of Prosperity Bancshares, Inc. (the “Company”) will be held at the main office of Prosperity Bank at Prosperity Bank Plaza, 4295 San Felipe, Houston, Texas, on Tuesday, April 20, 2004, beginning at 10:00 a.m. (local time), for the following purposes:

1.	To elect four (4) directors of Class III to serve on the Board of Directors of the Company until the Company’s 2007 annual meeting of shareholders and until their successors are duly elected and qualified, or until their earlier resignation or removal;

2.	To ratify the appointment of Deloitte & Touche LLP as the independent auditors of the books and accounts of the Company for the year ending December 31, 2004; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The close of business on March 8, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or at any adjournments thereof. A list of shareholders entitled to vote at the Meeting will be available for inspection by any shareholder at the offices of the Company during ordinary business hours for a period of at least ten days prior to the Meeting.

By order of the Board of Directors,

Ned S. Holmes

Chairman of the Board

Houston, Texas

March 19, 2004

Your Vote is Important. You are cordially invited and urged to attend the Meeting. Regardless of whether you plan to attend the Meeting, you are urged to complete, date and sign the enclosed proxy and return it in the accompanying envelope at your earliest convenience. No additional postage is necessary if the proxy is mailed in the United States. The proxy is revocable in the manner described in the proxy statement at any time before it is voted at the Meeting.

PROSPERITY BANCSHARES, INC.

Prosperity Bank Plaza

4295 San Felipe

Houston, Texas 77027

March 19, 2004

PROXY STATEMENT

FOR

2004 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, APRIL 20, 2004

SOLICITATION, REVOCABILITY AND VOTING OF PROXIES

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Prosperity Bancshares, Inc. (the “Company”) for use at the 2004 Annual Meeting of Shareholders of the Company to be held at the Company’s principal executive offices at Prosperity Bank Plaza, 4295 San Felipe, Houston, Texas, on Tuesday, April 20, 2004, beginning at 10:00 a.m. (local time), and any adjournments thereof (the “Meeting”) for the purposes set forth in this Proxy Statement and the accompanying Notice of 2004 Annual Meeting of Shareholders (“Notice of Meeting”). This Proxy Statement, the Notice of Meeting and the enclosed proxy will first be sent to shareholders on or about March 19, 2004.

Voting of Proxies

Shares represented at the Meeting by an executed and unrevoked proxy in the form enclosed will be voted in accordance with the instructions contained therein. If no instructions are given on an executed and returned form of proxy, the proxies intend to vote the shares represented thereby in favor of each of the proposals to be presented to and voted upon by the shareholders as set forth herein.

The Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be properly taken, shares represented by an executed and unrevoked proxy received by the Board of Directors may be voted with respect thereto in accordance with the judgment of the proxies. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter presented at the Meeting for which advance notice was not received by the Company in accordance with the Company’s Amended and Restated Bylaws.

Revocability of Proxies

Any proxy given by a record shareholder may be revoked by such shareholder at any time before it is exercised by submitting to the Secretary of the Company a duly executed proxy bearing a later date, delivering to the Secretary of the Company a written notice of revocation, or attending the Meeting and voting in person. If you hold your shares in street name with a bank or broker, you must contact your bank or broker to revoke your proxy.

Solicitation

The cost of this solicitation of proxies is being borne by the Company. Solicitations will be made only by the use of the mail, except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal calls, without being paid additional compensation for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the common stock, par value $1.00 per share, of the Company (the “Common Stock”) held of record by such persons, and the Company will reimburse them for their reasonable expenses incurred in connection with such forwarding.

Annual Report

The Company’s Annual Report to Shareholders, including financial statements, for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission, accompanies but does not constitute part of this proxy statement.

VOTING SHARES AND VOTING RIGHTS

Only holders of record of Common Stock at the close of business on March 8, 2004 (the “Record Date”), are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. At that time, there were 20,944,705 shares of Common Stock outstanding, which is the only outstanding class of voting securities of the Company. A majority of the outstanding shares of Common Stock must be represented at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Abstentions and shares held of record by a broker or nominee that are voted on any matter are included in determining whether a quorum exists. Each holder of Common Stock shall have one vote for each share of Common Stock registered, on the Record Date, in such holder’s name on the books of the Company.

Directors will be elected by a plurality of the votes cast in person or by proxy. Accordingly, the four Class III nominees receiving the highest number of votes cast by the holders of Common Stock will be elected. There will be no cumulative voting in the election of directors. A broker non-vote or a withholding of authority to vote with respect to one or more nominees for director will not have the effect of a vote against such nominee or nominees.

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Meeting is required to approve the appointment of the auditors. Abstentions will have the effect of a vote against such matter. However, broker non-votes will be deemed shares not present to vote on such matter and will not count as votes for or against the proposal and will not be included in calculating the number of votes necessary for approval of such matter. A broker non-vote occurs if a broker or other nominee of shares does not have discretionary authority to vote the shares and has not received voting instructions with respect to a particular matter.

ELECTION OF DIRECTORS

Election Procedures; Term of Office

The Board of Directors currently consists of twelve directors. In accordance with the Company’s Amended and Restated Bylaws, members of the Board of Directors are divided into three classes, Class I, Class II and Class III. The members of each class are elected for a term of office to expire at the third succeeding annual meeting of shareholders following their election. The term of office of the current Class III directors expires at the Meeting. The terms of the Class I and Class II directors expire at the annual meeting of shareholders in 2005 and 2006, respectively.

Charles A. Davis, Jr., Ned S. Holmes, Tracy T. Rudolph and David Zalman have been nominated to fill the four expiring Class III director positions. Messrs. Davis, Holmes, Rudolph and Zalman are currently serving as Class III directors. The four Class III nominees, if elected at the Meeting, will serve until the annual meeting of shareholders in 2007.

The four Class III nominees receiving the affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Meeting will be elected. Unless the authority to vote for the election of directors is withheld as to one or more of the nominees, all shares of Common Stock represented by proxy will be voted FOR the election of the nominees. If the authority to vote for the election of directors is withheld as to one or more but not all of the nominees, all shares of Common Stock represented by any such proxy will be voted FOR the election of the nominee or nominees, as the case may be, as to whom such authority is not withheld.

If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Board of Directors. All of the nominees have consented to being named herein and to serve if elected.

Any director vacancy occurring after the election may be filled only by a majority vote of the remaining directors, even if less than a quorum of the Board of Directors. A director elected to fill a vacancy will be elected for the unexpired portion of the term of his predecessor in office.

Nominees for Election

The following table sets forth certain information with respect to each nominee for election as a director of the Company:

Name	Positions with the Company and Prosperity Bank (the “Bank”)	Age
Charles A. Davis, Jr.	Class III Director of the Company	70

Ned S. Holmes	Class III Director and Chairman of the Board of the Company	59

Tracy T. Rudolph	Class III Director of the Company	64

David Zalman	Class III Director, President and Chief Executive Officer of the Company; Director, Chairman of the Board and Chief Executive Officer of the Bank	47

Charles A. Davis, Jr. Mr. Davis became a director of the Company on February 23, 2001. From 1983 to 2001, Mr. Davis served as a director of Commercial and from 1974 to 2001 he served as a director of Heritage Bank (previously known as Wharton Bank & Trust). Mr. Davis was born in Wharton, Texas and is affiliated with Wharton Turf Grass, Inc. Mr. Davis has been a member of the Gulf Coast Medical Foundation since 1980 and has served as Treasurer since 1983. He has also served as Treasurer of the Wharton County Historical Museum since 1990.

Ned S. Holmes. Mr. Holmes became Chairman of the Board of the Company on February 23, 2001. Prior to the merger of Commercial Bancshares, Inc. into the Company, he served as Chairman of the Board of Commercial since 1991 and as a director of Commercial since 1986. Mr. Holmes was born in Houston, Texas and served as the President of Commercial from 1979 to 1986. In 1991, Mr. Holmes was named Senior Chairman of the Board of Heritage Bank. From 1980 through the present, Mr. Holmes has served as Chairman of the Board and President of Parkway Investments/Texas, Inc. and managed his Houston-based real estate assets, the San Diego Princess Hotel and other special real estate projects. Mr. Holmes is affiliated with NH-5, Inc., Ned S. Holmes Investments, Inc., Laing Properties, Inc. and Bovis Homes, Inc. Parkway Investments/Texas, Inc., Bovis Homes, Inc. and Laing Properties, Inc. are each wholly-owned subsidiaries of P&O Steam Navigation Co., a London stock exchange company. He also serves as a director of Archstone-Smith Trust, a real estate investment trust which is listed on the New York Stock Exchange. Mr. Holmes is the Chairman Emeritus of The Port of Houston Authority and former Chairman of the Greater Houston Partnership. Mr. Holmes also serves as a director of the Memorial Hermann Hospital System and the Baylor College of Medicine.

Tracy T. Rudolph. Mr. Rudolph, a director of the Company, founded the Company in 1983 and served as Chairman of the Board from its inception until February of 2001. From 1980 to 1986, Mr. Rudolph was Chairman and Chief Executive Officer of South Main Bank in Houston. Prior to that, he worked at Town & Country Bank in Houston from 1972 to 1980, where he became President and Chief Executive Officer prior to that bank’s acquisition by Allied Bancshares, Inc. Mr. Rudolph has over 35 years of commercial banking experience.

David Zalman. Mr. Zalman joined the Bank as President in 1986 and became Chairman of the Board and Chief Executive Officer in 2001. Mr. Zalman became a director and Vice President/Secretary of the Company in 1987, President in 2000 and President and Chief Executive Officer in 2001. From 1978 to 1986, Mr. Zalman was employed by Commercial State Bank in El Campo, beginning as cashier and rising to become Chief Executive Officer. Mr. Zalman received a Bachelor of Business Administration degree in Finance and Marketing from the University of Texas in 1978. He is a founding principal of New ICM LP, a manufacturer and distributor of children’s clothing to national and international companies, and currently serves as a partner and director. He has served as a member of the El Campo City Council and as a Trustee of the St. Philip Catholic School Endowment Fund, as well as on various other civic clubs and charitable organizations. Mr. Zalman is the son-in-law of Perry Mueller, Jr.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE FOR ELECTION TO THE BOARD OF DIRECTORS.

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Company’s Class I and Class II directors, whose terms of office do not expire at the Meeting, and executive officers of the Company:

Name	Age	Positions with the Company and the Bank
James A. Bouligny	68	Class II Director of the Company

William H. Fagan, M.D.	74	Class I Director of the Company

David Hollaway	48	Chief Financial Officer of the Company; Senior Vice President and Chief Financial Officer of the Bank

Charles J. Howard, MD.	69	Class II Director of the Company

Perry Mueller, Jr., D.D.S.	70	Class I Director of the Company

A. Virgil Pace, Jr.	80	Class I Director of the Company

James D. Rollins III	45	Senior Vice President/Investor Relations of the Company; Executive Vice President of the Bank

Harrison Stafford II	62	Class I Director of the Company

Robert Steelhammer	63	Class II Director of the Company

H. E. Timanus, Jr.	59	Class II Director, Executive Vice President and Chief Operating Officer of the Company; Director, President and Chief Operating Officer of the Bank

James A. Bouligny. Mr. Bouligny has been a director of the Company since 1991. Mr. Bouligny has been a named partner in the El Campo law firm of Duckett, Bouligny & Collins, LLP for more than the past five years. Mr. Bouligny received a Bachelor of Business Administration degree and a Juris Doctor degree from the University of Texas. Mr. Bouligny’s civic activities include a 24 year tenure as a member of the Board of Directors of Wharton County Junior College and a 17 year tenure as City Attorney for El Campo, Texas. He is currently a member of the MG and Lillie Johnson Foundation.

William H. Fagan, M.D. Dr. Fagan was appointed a director of the Company in September 2002. Dr. Fagan is an investor who had served as a director of Paradigm Bancorporation, Inc. from 1996 until its merger with the Company on September 1, 2002. He served on the board of Paradigm Bank Texas since its formation in 1980. From 1965 to 1980, Dr. Fagan served on the board of directors of Channelview State Bank, which later changed its name to Prime Bank.

David Hollaway. Mr. Hollaway has been Senior Vice President and Chief Financial Officer of the Bank since 1992 and served as Treasurer of the Company from 1993 to 1999. He became Chief Financial Officer of the Company in 1998. From 1990 to 1992, Mr. Hollaway worked for the Resolution Trust Corporation in its Gulf Coast Consolidated Office in Houston. From 1988 to 1990, he worked as the Cost Accounting Manager of San Jacinto Savings Association in Bellaire, Texas. From 1981 to 1988, Mr. Hollaway was Vice President-Auditor of South Main Bank in Houston. Mr. Hollaway is a Certified Public Accountant.

Charles J. Howard, M.D. Dr. Howard was appointed a director of the Company in September 2002. Dr. Howard is an investor who had been Chairman of the Board of Paradigm Bancorporation, Inc. from 1996 until its merger with the Company on September 1, 2002. He served on the board of Paradigm Bank Texas since its formation in 1980. Dr. Howard has served as a director of Vail Valley Medical Center since 1985, and was chairman of that board from 1992 to 1996.

Perry Mueller, Jr., D.D.S. Dr. Mueller was appointed a director of the Company in November 2001. Dr. Mueller, a dentist, has been in private practice in Lake Jackson, Texas for over 40 years. He has served as Vice Chairman of the Board of First National Bank in Lake Jackson, Texas from 1963 until May 2002. Dr. Mueller is a founder of the Brazosport Day Care Center, a member of Optimist International, a past officer of the Kiwanis Club and has served as a dental missionary in Haiti, Africa, Mexico and South Korea. Mr. Mueller is the father-in-law of David Zalman.

A. Virgil Pace, Jr. Mr. Pace became a director of the Company upon the completion of the merger of the Company and Commercial Bancshares, Inc. on February 23, 2001. Prior to this, Mr. Pace served as a director of Commercial from 1979. Mr. Pace is a retired banker and was born in Houston, Texas.

James D. Rollins III. Mr. Rollins was appointed a Senior Vice President of the Company in 2001 and Executive Vice President of the Bank in 2002. He is responsible for the Company’s Investor Relations function. He previously served as the President of the Matagorda Banking Centers of the Bank from 1994 to 2002. From 1983 to 1994, Mr. Rollins worked for First State Bank and Trust Company in Port Lavaca and Bay City, Texas. Mr. Rollins received a Bachelor of Business Administration from the University of Texas at Austin and is a graduate of the Southwestern School of Banking at Southern Methodist University.

Harrison Stafford II. Mr. Stafford became a director of the Company in April 2000. He has served as the County Judge for Jackson County, Texas since January 1991. He also served as Jackson County Auditor from 1972 to 1990. Mr. Stafford currently serves as Director of the Jackson County United Way, Director of the Jackson County 100 Club, Director of the Texas Association of Counties Risk Management Fund, Chairman of the Lavaca Regional Water Planning Group, Director of the Gulf Bend MHMR and Treasurer of the Texana Museum and Library Association.

Robert Steelhammer. Mr. Steelhammer has been a director of the Company since its inception. Mr. Steelhammer has been a named partner with Steelhammer & Miller, P.C. in Houston for more than the past five years. He received a Bachelor of Science degree from the University of Texas and a Juris Doctor degree from South Texas College of Law. He is a member of the State Bar of Texas, a registered professional engineer for the State of Texas and a member of the American Institute of Chemical Engineers.

H. E. Timanus, Jr. Mr. Timanus became a director and Executive Vice President and Chief Operating Officer of the Company and a director and President and Chief Operating Officer of the Bank on February 23, 2001. Prior to this, from 1986 to 2001, Mr. Timanus served as President and Chief Executive Officer of Commercial and from 1988 to 2001, he served as Chief Executive Officer and Chairman of Heritage Bank. Mr. Timanus also serves as a director of Financial Federal Corporation, a financial services company listed on the New York Stock Exchange. Mr. Timanus was born in Houston, Texas.

Each officer of the Company is elected by the Board of Directors of the Company and holds office until his successor is duly elected and qualified or until his or her earlier death, resignation or removal.

CORPORATE GOVERNANCE AND NOMINATING PROCEDURES

Meetings of the Board of Directors

The Board of Directors of the Company held five meetings during 2003. There was no director who attended less than 75% of the aggregate of the (i) total number of meetings of the Board and (ii) total number of meetings held by committees on which he served.

Committees of the Board of Directors

The Company’s Board of Directors has four committees, the Audit, Compensation, Corporate Governance and Nominating Committees, which are described below.

Audit Committee. The primary purpose of the Audit Committee is to provide independent and objective oversight with respect to the Company’s financial reports and other financial information provided to shareholders and others, the Company’s internal controls and the Company’s audit, accounting and financial reporting processes generally. The Audit Committee reports to the Board of Directors concerning such matters, appoints the independent auditor for the Company and the Bank, reviews the scope of work of the independent auditor and their reports and reviews the activities and actions of the Bank’s internal auditors. The Audit Committee operates pursuant to a written charter, a copy of which is attached as Appendix A to this Proxy Statement. The Audit Committee held four meetings during 2003. In addition, the Chairman, representing the Audit Committee, reviewed and discussed with management and the independent auditors the Company’s quarterly financial results prior to the release of earnings, and the quarterly financial statements prior to the filing of the Company’s Quarterly Reports on Form 10-Q.

The Audit Committee is comprised of James A. Bouligny, Harrison Stafford II and Robert Steelhammer, each of whom is an independent director of the Company in accordance with the listing standards of the Nasdaq Stock Market. The Board of Directors has determined that Harrison Stafford II is an “audit committee financial expert” under the rules of the Securities and Exchange Commission.

Compensation Committee. The Compensation Committee is responsible for making recommendations to the Board of Directors with respect to the compensation of the Company’s executive officers and is responsible for the establishment of policies dealing with various compensation and employee benefit matters. The Compensation Committee also administers the Company’s stock option plans and makes recommendations to the Board of Directors as to option grants to Company and Bank employees under such plans. The Compensation Committee currently consists of James A. Bouligny, Charles A. Davis, Jr., Ned S. Holmes and Harrison Stafford II, each of whom is an independent director in accordance with the Nasdaq Stock Market listing standards. The Compensation Committee held one meeting during 2003 to review such compensation and employee benefit matters.

Corporate Governance Committee. The members of the Corporate Governance Committee include James A. Bouligny, Charles J. Howard, M.D., Tracy T. Rudolph and Robert Steelhammer, each of whom is an independent director in accordance with the Nasdaq Stock Market listing standards. The Corporate Governance Committee is responsible for considering and making recommendations to the Board concerning the function and needs of the Board, including:

•	review and recommend policies applicable to the Board;

•	consider questions of possible conflicts of interest of directors and executive officers;

•	regularly review issues and developments related to corporate governance and recommend corporate governance standards to the Board;

•	administer and oversee compliance with the Company’s Code of Ethics;

•	establish and review responsibilities of key Board committees, director compensation and director orientation and continuing education and make recommendations to the Board; and

•	solicit input from the directors and, on an annual basis, conduct a review of the effectiveness of the operation of the Board and its committees.

Nominating Committee. The Nominating Committee is responsible for making recommendations to the Board regarding the membership of the Board, including (i) recommending to the Board the slate of director nominees for election at the annual meeting of shareholders, (ii) considering, recommending and recruiting candidates to fill any vacancies or new positions on the Board, including candidates that may be recommended by shareholders, (iii) establishing criteria for selecting new directors and (iv) reviewing the backgrounds and qualifications of possible candidates for director positions. The Nominating Committee operates pursuant to a written charter, a copy of which is attached as Appendix B to this Proxy Statement. The Nominating Committee consists of Charles A. Davis, Jr., William H. Fagan, M.D. and Ned S. Holmes, each of whom is an independent director in accordance with the Nasdaq Stock Market listing standards.

Director Nominations Process

The Nominating Committee will consider nominees to serve as directors of the Company and recommend such persons to the Board of Directors. The Nominating Committee will also consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s board of directors and meet the criteria for nominees considered by the committee. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the board of directors and the Nominating Committee does not perceive a need to increase the size of the board. In order to avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Criteria for Director Nominees.

The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the board of directors. The Nominating Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its shareholders; independence; and any other factors the Nominating Committee deems relevant, including age, size of the board of directors and regulatory disclosure obligations.

The Nominating Committee may weight the foregoing criteria differently in different situations, depending on the composition of the board of directors at the time. The Nominating Committee will strive to maintain at least one director who meets the definition of “audit committee financial expert” under the regulations of the Securities and Exchange Commission.

In addition, prior to nominating an existing director for re-election to the board of directors, the Nominating Committee will consider and review an existing director’s board and committee attendance and performance; length of board service; experience, skills and contributions that the existing director brings to the board; and independence.

Process for Identifying and Evaluating Director Nominees.

Pursuant to the Nominating Committee Charter as approved by the Board of Directors, the Nominating Committee is responsible for the process relating to director nominations, including identifying, interviewing and selecting individuals who may be nominated for election to the Board of Directors. The process that the Nominating Committee intends to follow when they identify and evaluate individuals to be nominated for election to the Board of Directors is set forth below.

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating Committee will rely on personal contacts of the members of the Board of Directors as well as their knowledge of members of the Bank’s local communities. The Nominating Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth below in the paragraph titled “Procedures to be Followed by Shareholders.” The Nominating Committee has not previously used an independent search firm in identifying nominees.

Evaluation. In evaluating potential nominees, the Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, for any new director nominee, the Nominating Committee will conduct a check of the individual’s background and interview the candidate.

Procedures to be Followed by Shareholders.

Any shareholder of the Company may nominate one or more persons for election as a director of the Company at an annual meeting of shareholders if the shareholder complies with the prior notice and information provisions in the Company’s Amended and Restated Bylaws. In order for a director nomination to be timely, a shareholder’s notice to the Company must be received at the Company’s offices no later than the close of the 60th day prior to the meeting.

The Nominating Committee will evaluate a candidate proposed by any single shareholder or group of shareholders that beneficially owned more than 5% of the Company’s Common Stock for at least one year (and will hold the required number of shares through the meeting of shareholders at which the election will occur) (“Qualifying Shareholder”) and that satisfies the notice, information and consent procedures set forth below.

To submit a recommendation of a director candidate, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating Committee, care of the Corporate Secretary, at the Company’s main office:

1. The name of the person recommended as a director candidate;

2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4. As to the shareholder making the recommendation, the name and address, as they appear on the Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company’s Common Stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s Common Stock; and

5. A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate proposed by a Qualifying Shareholder to be considered for nomination at the Company’s annual meeting of shareholders and the recommendation disclosed in the Company’s proxy statement, the recommendation must be received by the Nominating Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Shareholder Communications

The Company encourages shareholder communications to the Board of Directors and/or individual directors. Written communications may be made to the Board of Directors or to specific members of the board by delivering them to the intended addressee, care of Corporate Secretary, Prosperity Bancshares, Inc., Prosperity Bank Plaza, 4295 San Felipe, Houston, Texas 77027.

In addition, the Board of Directors encourages directors to attend the annual meeting of shareholders. Twelve directors attended the Company’s 2003 annual meeting of shareholders held on April 15, 2003.

Code of Ethics

The Company’s Board of Directors has adopted a Code of Ethics that applies to all directors, officers and associates. A copy of the Code of Ethics can be obtained at no charge by making a written request to the Corporate Secretary, Prosperity Bancshares, Inc., Prosperity Bank Plaza, 4295 San Felipe, Houston, Texas 77027.

Independent Directors

The Company’s board of directors is comprised of twelve directors. The Board of Directors has determined that the following directors are independent directors under the corporate listing standards of the Nasdaq Stock Market: James A. Bouligny, Charles A. Davis, Jr., William H. Fagan, M.D., Ned S. Holmes, Charles J. Howard, M.D., A. Virgil Pace, Jr., Tracy T. Rudolph, Harrison Stafford II and Robert Steelhammer.

Director Compensation

Directors of the Company receive a $1,800 fee for each meeting of the Company’s Board of Directors attended and no fees for each committee meeting attended. Directors of the Bank receive a $500 fee for each meeting of the Bank’s Board of Directors attended and a $300 fee for each committee meeting attended, but only if such committee meeting is held at a different time from the board meeting.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company’s President and Chief Executive Officer and the other three most highly compensated executive officers of the Company (determined as of the end of the last fiscal year) (the “Named Executive Officers”) for each of the three fiscal years ended December 31, 2003:

		Annual Compensation		Long Term Compensation Securities Underlying Options
Name and Principal Position	Year	Salary(1)	Bonus		All Other Compensation
David Zalman President and Chief Executive Officer of the Company; President of the Bank	2003 2002 2001	$321,250 301,250 275,000	$167,865 272,800 65,000	— 30,000 —	$10,200 9,430 8,970	(2)

H. E. Timanus, Jr.(3) Executive Vice President and Chief Operating Officer	2003 2002 2001	272,281 257,876 236,375	143,024 232,430 50,000	— 30,000 —	7,570 7,003 6,880	(3)

David Hollaway Chief Financial Officer	2003 2002 2001	142,500 116,250 100,000	40,000 50,000 15,000	— — —	5,963 5,500 —	(5)

James D. Rollins III Senior Vice President	2003 2002 2001	161,250 120,063 94,375	40,000 50,000 15,000	— 20,000 —	6,000 5,500 5,250	(6)

(1)	Does not include amounts attributable to miscellaneous benefits received by executive officers. In the opinion of management of the Company, the costs to the Company of providing such benefits to any individual executive officer did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the officer.
(2)	Consists of matching contributions by the Company to the Company’s 401(k) Profit Sharing Plan of $6,000, $5,500 and $5,250 in 2003, 2002, and 2001, respectively, and premiums paid by the Company on two life insurance policies for the benefit of Mr. Zalman.
(3)	Mr. Timanus joined the Company in February 2001.
(4)	Consists of matching contributions by the Company to the 401(k) Plan of $6,000, $5,500, $5,280 in 2003, 2002 and 2001, respectively, and premiums paid by the Company on two insurance policies for the benefit of Mr. Timanus.
(5)	Consists of matching contributions by the Company to the 401(k) Plan.
(6)	Consists of matching contributions by the Company to the 401(k) Plan.

Option Grants in Last Fiscal Year

During fiscal 2003, there were no option grants made to any of the Named Executive Officers.

Stock Options Exercises and Fiscal Year-End Option Values

The following table sets forth certain information concerning option exercises during the year ended December 31, 2003 and any value realized thereon by the Named Executive Officers, and the number and value of unexercised options held by such executive officers at December 31, 2003:

Name	Shares Acquired on Exercise	Value Realized(1)	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the Money Options at December 31, 2003(2)
			Exerciseable	Unexercisable	Exercisable	Unexercisable
David Hollaway	8,000	$134,390	—	16,000	$—	$327,020
James D. Rollins III	22,000	388,950	—	42,000	—	537,730
H. E. Timanus, Jr.	—	—	—	30,000	—	172,350
David Zalman	—	—	—	30,000	—	172,350

(1)	The “value realized” represents the difference between the exercise price of the option shares and the market price of the option shares on the date of exercise without considering any taxes which may have been owed.
(2)	The value is based on $22.64 per share, which was the closing sale price of the Common Stock reported on the Nasdaq Stock Market on December 31, 2003.

Stock Option Plans

As of the Record Date, the Company has outstanding options to purchase 151,000 shares of Common Stock issued pursuant to a stock option plan approved by the shareholders in 1995 (the “1995 Plan”) for officers and directors, 29,000 of which were exercisable as of such date. Under the 1995 Plan, in most cases, the options vest ratably over a ten year period beginning on the date of the grant; however, pursuant to the Incentive Stock Option Agreement (“Agreement”) signed by each optionee prior to 1999, no options may be exercised until the optionee has completed five years of employment with the Company after the date of the grant. Notwithstanding the Agreement, the 1995 Plan provides that the Board of Directors may in its sole discretion accelerate the time at which any option may be exercised. In 2003, the Company did not grant any options under the 1995 Plan. As of December 31, 2003, options to purchase an additional 20,000 shares were available for issuance under the 1995 Plan.

The Company’s Board of Directors and shareholders approved a second stock option plan in 1998 (the “1998 Plan”) which authorizes the issuance of up to 920,000 shares of Common Stock under both “non-qualified” and “incentive” stock options to employees and “non-qualified” stock options to directors who are not employees. Options under the 1998 Plan generally must be exercised within 10 years following the date of grant or no later than three months after optionee’s termination with the Company, if earlier. The 1998 Plan also provides for the granting of restricted stock awards, stock appreciation rights, phantom stock awards and performance awards on substantially similar terms. In 2003, the Company granted 58,000 options under the 1998 Plan. As of December 31, 2003, options to purchase 386,500 shares of Common Stock were outstanding under the 1998 Plan.

On February 23, 2001, the Company completed its merger with Commercial Bancshares, Inc. The options to purchase shares of Commercial common stock which were outstanding at the effective time of the merger were converted into options to purchase 26,660 shares of the Company’s Common Stock at exercise prices ranging from $0.725 to $5.16 per share. The converted options are governed by the original plans under which they were issued. All options outstanding under these plans were exercised during 2003 and no further options will be granted under these plans.

On September 1, 2002, the Company completed its merger with Paradigm Bancorporation, Inc. The options to purchase shares of Paradigm common stock which were outstanding at the effective time of the merger were converted into options to purchase 34,673 shares of the Company’s Common Stock at exercise prices ranging from $8.28 to $11.50 per share. The converted options are governed by the original plans under which they were issued. As of December 31, 2003, there were 15,978 options outstanding under the Paradigm option plans.

On November 1, 2003, the Company completed its merger with MainBancorp, Inc. A portion of the options to purchase shares of MainBancorp common stock which were outstanding at the effective time of the merger were converted, at the election of the holders, into options to purchase 100,851 shares of the Company’s Common Stock at exercise prices ranging from $8.03 to $16.26 per share. The converted options are governed by the original plans under which they were issued. As of December 31, 2003, there were 31,127 options outstanding under the MainBancorp option plans.

Employment Agreements

David Zalman entered into an employment agreement with the Bank in January 1998 and H.E. Timanus, Jr. entered into an employment agreement with the Bank in February 2001. Each agreement is for an initial term of three years and automatically renews each year thereafter unless terminated in accordance with its terms. The employment agreements provide that if the employee is terminated without cause (including constructive termination) or if a change in control of the Company occurs, the employee shall be entitled to receive from the Company a lump sum payment equal to three years’ base salary. The employment agreements do not contain non-compete restrictions. The employees have the power to terminate the employment agreements upon 30 days prior notice.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of James A. Bouligny, Charles Davis, Jr., Ned S. Holmes, Harrison Stafford II, each of whom is an independent director in accordance with the Nasdaq Stock Market listing standards. During 2003, no member of the Compensation Committee was an officer or employee of the Company or the Bank and no member has formerly served as an officer of the Company or the Bank. Ned S. Holmes serves as Chairman of the Board of the Company and receives the same fees as all of the other Company’s directors as compensation for his services as such.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following is a report from the Compensation Committee of the Company describing the policies pursuant to which compensation was paid to executive officers of the Company and the Bank during 2003.

The Compensation Committee of the Board of Directors is responsible for developing and making recommendations to the Board with respect to the Company’s executive compensation policies. James A. Bouligny, Charles Davis, Jr., Ned S. Holmes and Harrison Stafford II serve on the Compensation Committee. The Compensation Committee prepares a report which sets forth the components of the Company’s executive officer compensation program and describes the basis on which the 2003 compensation determinations were made by the Compensation Committee with respect to the executive officers of the Company and the Bank.

Compensation Philosophy and Base Salary

The Company believes that compensation of its executive officers should enhance and reinforce the goals of the Company for profitable growth and continuation of a sound overall condition by providing key employees with additional financial rewards for the attainment of such growth and stable financial and operating conditions. The Compensation Committee believes that these goals are best supported by rewarding individuals for outstanding contributions to the Company’s success and by compensating its executive officers competitively with the compensation of similarly situated executive officers.

The Compensation Committee establishes base salary levels for each executive officer by comparison to competitive salary levels for the similar executive officer job functions at banks and bank holding companies of similar size in the Company’s market areas. This is not the same group used for comparison purposes in the Company’s performance graph. Base salaries approximate the median level of such competitive rates and are adjusted based on factors such as individual experience, individual performance, individual potential, cost of living considerations and specific issues particular to the Company as well as the Compensation Committee’s subjective judgment. Executive officer base salaries are considered by the Compensation Committee to be competitive and in the median range of comparative salaries.

Incentive Compensation

The annual compensation of the Company’s Named Executive Officers consists of a base salary and an annual bonus. The annual bonus awarded to the Company’s President and Chief Executive Officer and Chief Operating Officer is a percentage of their current base salary and is based on the financial performance of the Company. In determining the amount of the bonus, a target performance goal is established with respect to eight performance indicators, including total return, return on average equity, the efficiency ratio and five other performance measures. If the Company’s performance reaches the target goal with respect to a performance indicator, a participant will automatically receive a percentage of base salary attributable to the amount the actual performance exceeded the target. In the event the Company’s performance is less than the target for a performance indicator, no incentive compensation is payable for that particular indicator.

Contributory Profit Sharing Plan

In addition, each of the executive officers are participants in the Company’s contributory profit sharing plan established pursuant to Internal Revenue Code Section 401(k) covering substantially all employees. Under the 401(k) Plan, the Company may make matching contributions in its discretion. Currently, the Company matches 50% of an employee’s contributions to the plan, including contributions by the Named Executive Officers, up to 15% of compensation, not to exceed the annual IRS contribution limit, excluding catch-up contributions.

Stock Options

Stock options have been the Company’s primary form of long-term incentive compensation. As of February 27, 2004, there were 585,605 options outstanding under the Company’s stock option plans, 114,000 of which are held by executive officers of the Company. During 2003, no stock options were granted to executive officers of the Company.

The Compensation Committee will continue to monitor the base salary levels and the various incentives of the executive offices to ensure that overall compensation is consistent with the Company’s objectives and competitiveness in the marketplace.

2003 Compensation of the President and Chief Executive Officer

In reviewing the 2003 compensation of David Zalman, the Company’s President and Chief Executive Officer, the Compensation Committee undertook the same evaluation set forth above with respect to executive officers. In addition, the Compensation Committee reviewed his compensation history, executive compensation survey data and comparative performance information. Upon recommendation by the Compensation Committee, the Board of Directors of the Bank set Mr. Zalman’s salary for 2003 at $325,000, effective April 2003. In addition, in recognition of both Mr. Zalman’s and the Company’s performance in 2003 and based on the criteria discussed above with respect to incentive compensation, the Compensation Committee recommended and the Board of Directors approved a bonus of $167,865 for Mr. Zalman for 2003. The amount contributed by the Company to the 401(k) plan for the benefit of Mr. Zalman in fiscal year 2003 was $6,000. The Compensation Committee believes that Mr. Zalman’s total compensation is reasonable and competitive based on comparative performance information and the overall performance of the Company.

The Compensation Committee

James A. Bouligny
Charles Davis, Jr.
Ned S. Holmes
Harrison Stafford II

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filing.

In accordance with its written charter adopted by the Company’s Board of Directors, the Company’s Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of The Nasdaq Stock Market and that Harrison Stafford II is an audit committee financial expert as defined in the rules of the Securities and Exchange Commission.

In discharging its oversight responsibility as to the audit process, the Audit Committee (i) obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditor’s independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” (ii) discussed with the auditors any relationships that may impact their objectivity and independence and (iii) satisfied itself as to the auditor’s independence. The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company’s internal controls. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope and identification of audit risks.

The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the internal and external audit examinations.

The Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2003, with management and the independent auditors. Management has the responsibility for the preparation of the Company’s financial statements and the independent auditors have the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company’s audited financial statements be included In its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to shareholder ratification, of the independent auditors and the Board concurred in such recommendation.

The Audit Committee

Harrison Stafford II, Chairman
James A. Bouligny
Robert Steelhammer

PRINCIPAL ACCOUNTING FIRM FEES

The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2003 and 2002 by Deloitte & Touche, L.L.P:

	2003	2002
Audit fees	$166,000	$142,500
Audit related fees	—	—
Tax fees	—	—
All other fees (1)	—	$22,500

(1)	Includes fees for assistance with securities filings other than periodic reports.

The Audit Committee will consider, on a case-by-case basis, and approve, if appropriate, all audit and permissible non-audit services to be provided by the Company’s independent auditors.

INTERESTS OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

Many of the directors, executive officers and principal shareholders of the Company and the Bank (i.e., those who own 10% or more of the Common Stock) and their associates, which include corporations, partnerships and other organizations in which they are officers or partners or in which they and their immediate families have at least a 5% interest, are customers of the Bank. During 2003, the Bank made loans in the ordinary course of business to many of the directors, executive officers and principal shareholders of the Company and the Bank and their associates, all of which were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons unaffiliated with the Company and did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to directors, executive officers and principal shareholders of the Company are subject to limitations contained in the Federal Reserve Act, the principal effect of which is to require that extensions of credit by the Bank to executive officers, directors and principal shareholders of the Company and the Bank satisfy the foregoing standards. As of December 31, 2003, all of such loans aggregated $4.9 million which was approximately 3.22% of the Company’s Tier 1 capital at such date. The Company expects the Bank to have such transactions or transactions on a similar basis with the directors, executive officers and principal shareholders of the Company and the Bank and their associates in the future.

The Bank leases 3,552 square feet for its Waugh Drive Banking Center in Houston, Texas from Parkway Investment Partners, L.P. Ned S. Holmes, the Company’s Chairman of the Board, is the Chairman and President of Parkway Investments/Texas, Inc., the sole general partner of Parkway Investment Partners, L.P. The lease is for a term of ten years and expires in February 2011, not including any optional renewal periods. The monthly rental payments for 2003 were approximately $5,750, subject to annual increases, and excluding the Bank’s pro rata share of maintenance and operating expenses.

The Bank leases 2,604 square feet from Cypress Trails Plaza, Ltd. (“Cypress Trails”), which previously housed Paradigm Bank’s Note Department and was closed following completion of the acquisition. William H. Fagan, M.D., a director of the Company, is a partner in Cypress Trails and Charles J. Howard, M.D., a director of the Company, is general partner of Cypress Trails. The lease expires in June 2005, not including any optional renewal periods. The Bank also leased 1,090 square feet from Northwoods Professional Building (“Northwoods”) in Northwest Houston, which previously housed a location of Paradigm Bank Texas. This location was closed following completion of the acquisition of Paradigm and the lease expired in May 2003. Drs. Fagan and Howard are partners of Northwoods. The aggregate rental payments in 2003 to Cypress Trails and Northwoods were approximately $29,750 and $7,350, respectively, excluding the Bank’s pro rata share of maintenance and operating expenses.

Drs. Fagan and Howard are also part owners of Fivepoint Management, Inc., which performed housekeeping and maintenance services for the Woodcreek Banking Center in Houston, Texas through April 2003. The aggregate payments for these services in 2003 were approximately $4,000. Five Point Management, Inc. no longer provides services to the Company.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY

MANAGEMENT OF THE COMPANY AND PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the beneficial ownership of the Company Common Stock as of the March 8, 2004, by (i) directors and Named Executive Officers of the Company, (ii) each person who is known by the Company to own beneficially 5% or more of the Common Stock and (iii) all directors and Named Executive Officers as a group. Unless otherwise indicated, based on information furnished by such shareholders, management of Prosperity believes that each person has sole voting and dispositive power over the shares indicated as owned by such person and the address of each shareholder is the same as the address of the Company.

Name	Number of Shares		Percentage Beneficially Owned(1)
Principal Shareholder
Wachovia Corporation	1,233,592	(2)	5.89%

Directors and Executive Officers
James A. Bouligny	316,012		1.51
Charles A. Davis, Jr.	71,920		*
William H. Fagan, M.D.	896,239	(3)	4.28
David Holloway	68,938	(4)	*
Ned S. Holmes	1,270,749	(5)	6.07
Charles J. Howard, M.D.	436,993	(6)	2.09
Perry Mueller, Jr., D.D.S.	336,363	(7)	1.61
A. Virgil Pace, Jr.	97,780		*
James D. Rollins III	82,228	(8)	*
Tracy T. Rudolph	133,360	(9)	*
Harrison Stafford II	296,450	(10)	1.42
Robert Steelhammer	252,820	(11)	1.21
H. E. Timanus, Jr.	445,720	(12)	2.13
David Zalman	659,884	(13)	3.15
Directors and Executive Officers as a Group (14 persons)	5,365,456		25.61%

*	Indicates ownership which does not exceed 1.0%.

(1)	The percentage beneficially owned was calculated based on 20,944,705 shares of Common Stock issued and outstanding as of March 8, 2004. The percentage assumes the exercise by the shareholder or group named in each row of all options for the purchase of Common Stock held by such shareholder or group and exercisable within 60 days.

(2)	The information regarding beneficial ownership is included in reliance on a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2004 by Wachovia Corporation and includes shares held by each of J. L. Kaplan Associates, LLC and Wachovia Bank, N.A. J. L. Kaplan Associates, LLC is an investment advisor for mutual funds and other clients and is reporting securities owned by such mutual funds and other clients. Wachovia Bank, N.A. holds the securities in a fiduciary capacity for the clients.
(3)	Includes 80,041 held of record by Dr. Fagan’s spouse.
(4)	Includes 938 shares held of record by the Company’s 401(k) Plan as custodian for the wife of Mr. Hollaway.
(5)	Consists of 534,470 shares held directly, 370,070 shares held of record by HF Properties, Ltd. of which Mr. Holmes is managing partner, 64,480 shares held of record by Mr. Holmes as custodian for Erin E. Holmes, 57,970 shares held of record by Mr. Holmes as custodian for Allison S. Holmes, 180,699 shares held of record by the Ned S. Holmes Profit Sharing Plan, 2,480 shares held by an exempt trust, of which Mr. Holmes is the trustee, 2,480 shares held by an exempt trust, of which Mr. Holmes is the trustee, 27,500 shares held of record by a trust for the benefit of Mr. Holmes’ daughter, of which Mr. Holmes is trustee, 27,500 shares held of record by a trust for the benefit of Mr. Holmes’ daughter, of which Mr. Holmes is trustee and 3,100 shares held of record by the Downie 1998 Children’s Trust, of which Mr. Holmes is trustee.
(6)	Includes 40,157 shares held of record by Dr. Howard’s spouse.
(7)	Includes 272,898 shares held of record by an IRA account, 54,996 shares held of record in a special trust, of which Dr. Mueller is the trustee and 2,999 shares held of record by Dr. Mueller’s wife. Dr. Mueller expressly disclaims beneficial ownership of the 2,999 shares held of record by his spouse.
(8)	Includes 20,718 shares held of record by the Company’s 401(k) Plan as custodian for Mr. Rollins, 30,000 shares held of record by an IRA account, 4,000 shares held of record by his spouse’s IRA account and 1,000 shares which may be acquired within 60 days pursuant to the exercise of stock options.
(9)	Includes 8,000 shares held of record by the Tracy T. Rudolph 2000 Trust, of which Mr. Rudolph is the trustee.
(10)	Includes 180,400 shares held of record by the Harrison Stafford Investment Partnership, of which Mr. Stafford is general partner and 3,200 shares held of record by Mr. Stafford’s wife.
(11)	Includes 820 shares held of record by the Steelhammer & Miller, P.C. 401(k) plan for the benefit of Mr. Steelhammer.
(12)	Includes 433,520 shares held of record by Dooley Investments, Ltd. of which Mr. Timanus and his wife are the general partners.
(13)	Includes 13,616 shares held of record by Mr. Zalman as custodian for his minor children.

PERFORMANCE GRAPH

The following Performance Graph compares the cumulative total shareholder return on the Company’s Common Stock for the period beginning at the close of trading on December 31, 1998, when the Common Stock was first listed on the Nasdaq National Market, to December 31, 2003, with the cumulative total return of the S&P 500 Total Return Index and the Nasdaq Bank Index for the same period. Dividend reinvestment has been assumed. The Performance Graph assumes $100 invested on December 31, 1998 in the Company’s Common Stock, the S&P 500 Total Return Index and the Nasdaq Bank Index. The historical stock price performance for the Company’s stock shown on the graph below is not necessarily indicative of future stock performance.

Composite of Cumulative Total Return

Prosperity Bancshares, Inc., the S&P 500 Total Return Index

and the Nasdaq Bank Index

*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2004.

Used with permission. All rights reserved. crsp.com.

Source: SNL Financial LC, Charlottesville, VA

© 2004

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) requires the Company’s directors and executive officers and persons who own more than 10% of the outstanding Common Stock to file reports of ownership and changes in ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission (the “Commission”). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16 forms they file.

Based solely on the Company’s review of the copies of such reports furnished to it and representations from certain reporting persons that they have complied with the applicable filing requirements, the Company believes that during the year ended December 31, 2003, all Section 16(a) reporting requirements applicable to the its officers, directors and greater than 10% shareholders were complied with, except that David Hollaway did not timely file one Form 4 to report the grant of stock options to his spouse and each of William H. Fagan, M.D. and Charles J. Howard, M.D. did not timely file one Form 4 to report their respective disposition to the Company of a portion of their shares held in the holdback escrow connection with the acquisition of Paradigm Bancorporation, Inc. All of these transactions and holdings have been reported to the Commission.

PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

Pursuant to the recommendation of the Audit Committee, the Board of Directors has appointed Deloitte & Touche LLP as the independent auditors of the books and accounts of the Company for the year ending December 31, 2004. Deloitte & Touche LLP has served as the Company’s independent audit firm continuously for nine years.

At the Meeting, the shareholders will be asked to consider and act upon a proposal to ratify the appointment of Deloitte & Touche LLP. The ratification of such appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and present in person or represented by proxy at the Meeting. Representatives of Deloitte & Touche LLP will be present at the Meeting, will be given an opportunity to make a statement (if they desire to do so) and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

FOR 2005 ANNUAL MEETING

In order for shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act to be presented at the Company’s 2005 Annual Meeting of Shareholders and included in the Company’s proxy statement and form of proxy relating to such meeting, such proposals must be submitted to the Secretary of the Company at the Company’s principal executive offices not later than November 14, 2004. Shareholder proposals should be submitted to the Secretary of the Company at 1301 N. Mechanic, El Campo, Texas 77437.

In addition, the Company’s Amended and Restated Bylaws provide that only such business which is properly brought before a shareholder meeting will be conducted. For business to be properly brought before a meeting or nominations of persons for election to the Board of Directors to be properly made at a meeting by a shareholder, notice must be received by the Secretary of the Company at the Company’s offices not later than the close of business on the 60th day prior to the meeting. Such notice to the Company must also provide certain information set forth in the Amended and Restated Bylaws. A copy of the Amended and Restated Bylaws may be obtained upon written request to the Secretary of the Company.

ANNUAL REPORT ON FORM 10-K

The Company will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission, to any shareholder upon written request to James D. Rollins III, Senior Vice President, Prosperity Bank Plaza, 4295 San Felipe, Houston, Texas 77027.

OTHER MATTERS

The Board of Directors does not intend to bring any other matter before the Meeting and does not know of any other matters that are to be presented for action at the Meeting. However, if any other matter does properly come before the Meeting or any adjournment thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

You are cordially invited to attend the Meeting. Regardless of whether you plan to attend the Meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience.

By order of the Board of Directors,

Ned S. Holmes
Chairman of the Board

Appendix A

PROSPERITY BANCSHARES, INC.

AND PROSPERITY BANK

AUDIT COMMITTEE CHARTER

I. PURPOSE

The primary purpose of the Audit Committee of Prosperity Bancshares, Inc. and Prosperity Bank (collectively referred to herein as the “Company”) is to provide independent and objective oversight with respect to:

•	the Company’s financial statements and reports and any additional financial information provided to shareholders and others;

•	the Company’s internal controls;

•	the independent auditor’s qualifications and independence;

•	the Company’s audit, accounting and financial reporting processes generally; and

•	the compliance by the Company with legal and regulatory requirements.

The Audit Committee is also responsible to prepare the report required by the rules of the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the authority to retain and consult with any special legal, accounting or other consultants or experts it deems necessary in the performance of its duties. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

II. COMPOSITION AND QUALIFICATIONS

The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors. Each member of the Audit Committee shall meet the independence and experience requirements of The NASDAQ Stock Market, Inc., the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC. No consulting, advisory, or other compensatory fees (other than as a member of the Company’s Board of Directors and/or the Audit Committee) may be accepted from the Company or any affiliate or subsidiary thereof by an Audit Committee member. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Audit Committee, and such determination is disclosed in the Company’s proxy statement.

Each member of the Audit Committee shall, in the judgment of the Board, be financially literate at the time of appointment, which at a minimum means possessing a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee must be an “audit committee financial expert” as defined by the SEC. In addition, no Audit Committee member may have participated in the preparation of the financial statements of the Company or any of its subsidiaries at any time in the past three years.

Audit Committee members shall be appointed annually by the Board of Directors upon the recommendation of the Nominating Committee and shall serve until such member’s successor is designated or until such member’s earlier resignation or removal. The members of the Audit Committee shall designate a chairperson by majority vote of the members. The chairperson shall schedule and preside at all meetings of the Audit Committee and shall be responsible for preparing agendas and making regular reports to the Board of Directors.

III. MEETINGS

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee shall meet periodically with management and the independent auditors privately in separate sessions. A majority of the members of the Audit Committee present in person or by telephone shall constitute a quorum.

The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

IV. RESPONSIBILITIES AND DUTIES

Appointment of Independent Auditor and Pre-Approval Policies

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

With respect to services, it is the policy of the Audit Committee that no independent auditor shall perform both the audit of the financial statements and the internal audit and that no independent auditor shall perform any of the following services:

•	bookkeeping or other services related to the accounting records;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management or human resources functions;

•	broker, dealer, investment adviser or investment banking services; or

•	legal services and expert services unrelated to the audit.

To fulfill its duties, the Audit Committee, to the extent it deems necessary or appropriate given the circumstances, shall:

Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditors the annual audited financial statements and quarterly financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to issuance by the auditors of their report thereon, filing such statements on Form 10-K or Form 10-Q with the SEC and distribution to third parties. The review shall include:

•	the Company’s consolidated financial statements and the notes thereto;

•	the independent auditor’s audit of the annual consolidated financial statements and report, including judgments made in connection with the preparation of such financial statements and report;

•	all critical accounting policies and practices used;

•	all alternative treatments of financial information within GAAP discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

•	other material written communications between the independent auditor and the management of the Company (such as any management letter or schedule of unadjusted differences);

•	any significant changes required in the independent auditor’s examination plan;

•	particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments and other inquiries as the Audit Committee or independent auditors deem appropriate; and

•	the adequacy of the Company’s internal controls.

Based on such a review, the Audit Committee shall recommend to the Board whether to include such audited financial statements in the Company’s Annual Report and on Form 10-K.

2.	Discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as may be modified, supplemented or replaced, related to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

3.	Review with the independent auditors and management the integrity of the Company’s financial reporting processes and controls. Review and discuss significant financial risk exposures and the steps management has taken to monitor and control such exposure, including the Company’s risk assessment and risk management policies.

4.	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management.

5.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

7.	Obtain from and review with the independent auditors the annual management letter as to the adequacy of the Company’s internal control environment and the existence of any reportable conditions or material weaknesses. Review management’s responses to the annual management letter. Review and make recommendations as to the resolution of any disagreements between the Company’s management and the independent auditors.

8.	Review with the Company’s Disclosure Committee or if there is no such committee, the persons performing such functions, (a) the Company’s disclosure controls and procedures, (b) any significant deficiencies in the design or operation of internal controls of the Company which could adversely affect the Company’s ability to record, process, summarize and report financial data and (c) any fraud, material or otherwise, that involves management or other employees who have a significant role in the Company’s internal controls.

9.	Review and discuss with management and the independent auditors the Company’s internal control systems intended to ensure the reliability of financial reporting and compliance with applicable laws and regulations. The review shall include the organizational structure, responsibilities, budget, plans, staffing and the performance of the Chief Financial Officer.

10.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

11.	Review significant reports of internal audits together with management’s response and follow-up to these reports.

Oversight of Company’s Relationship with the Independent Auditor

12.	Evaluate the qualifications, performance and independence of the independent auditor periodically and make determinations regarding the appointment or termination of the independent auditor.

13.	On an annual basis, obtain from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Statement No. 1, as may be modified, supplemented or replaced. The Audit Committee shall discuss such reports with the independent auditors and recommend that the Board of Directors take appropriate action on any disclosed relationships that may reasonably be thought to bear on the independence of the auditors.

14.	At least annually, obtain and review a report from the independent auditor describing (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review or peer review of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor; and (c) any steps taken to deal with any such issues; and all relationships between the independent auditor and the Company.

15.	Review a written statement to be provided annually from the independent auditors certifying that the lead or coordinating audit partner with primary responsibility for the audit has not performed such audit services for the Company in excess of five previous fiscal years.

16.	Meet with the independent auditor prior to the audit to discuss the plan of audit, including its scope, staffing, locations and reliance on management.

17.	Develop and recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

18.	Discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

Ethical and Legal Compliance

19.	Obtain reports from the Company’s Chief Financial Officer and the independent auditors that the Company is in conformity with applicable legal requirements.

20.	Review alleged material fraudulent actions or violations of law reported by internal compliance programs, by the independent auditors or otherwise, and take any necessary action resulting therefrom.

21.	At least annually, review with the Company’s legal counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company’s financial statements, compliance with applicable laws and regulations and any material reports or inquiries received from regulators or governmental agencies. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

22.	Establish procedures for the receipt, retention and treatment of concerns or complaints regarding accounting, internal accounting controls or auditing matters and review all such concerns or complaints from Company employees or other sources. Employees, officers or directors who have concerns or complaints regarding such matters are encouraged to promptly submit those concerns or complaints to MessagePro’s hotlink at 866-469-5703 (account number 4695703) or directly to the Audit Committee. The submission of all concerns or complaints can be made confidentially and anonymously. MessagePro is an independent third party that is to provide hotline access with complete privacy 24x7x365 on a toll free basis within the United States. Submissions made directly to the Audit Committee may be to any Director who is a member of the Audit Committee at the principal executive offices of the Company or the office of the Director. No retaliation of any kind will be permitted against a person who in good faith submits any concern or complaint. All material concerns or complaints should be reported to the Board of Directors along with the findings and corrective action recommendations of the Audit Committee within ninety days of the concern(s) or complaint(s) coming to the attention of the Audit Committee. All documentation regarding any concerns or complaints is to be retained for five years from the date the Company became aware of such concerns or complaints.

23.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

24.	Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary are in conformity with applicable legal requirements and the Company’s Code of Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Ethics.

25.	Perform any other activities consistent with this Charter, the bylaws of the company, the rules of The Nasdaq Stock Market, Inc. and any other applicable law, rules or regulations as the Audit Committee or the Board deems necessary or appropriate.

Charter and Evaluation of Audit Committee

26.	Review and reassess the adequacy of the Audit Committee Charter on an annual basis and recommend any proposed changes to the Board for approval. Include the Charter as an appendix to the proxy statement for the Company’s annual meeting of shareholders every three years or in the next proxy statement for an annual meeting of shareholders following any significant amendment of the Charter.

27.	The Audit Committee shall annually evaluate the performance of the Audit Committee and its members.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with applicable laws and regulations.

Appendix B

Charter of the

Nominating Committee

of Prosperity Bancshares, Inc.

Board of Directors

Nominating Committee Purpose

The Nominating Committee (appointed by the Board of Directors) is responsible for making recommendations to the Board regarding the membership of the Board, including (i) recommending to the Board the slate of director nominees for election at the annual meeting of shareholders, (ii) considering, recommending and recruiting candidates to fill any vacancies or new positions on the Board, including candidates that may be recommended by shareholders, (iii) establishing criteria for selecting new directors and (iv) reviewing the backgrounds and qualifications of possible candidates for director positions.

The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities.

Committee Composition and Meetings

The Committee shall be composed of three or more directors, as determined by the Board, none of whom shall be executive officers or employees of the Company or its subsidiaries, and all of whom shall satisfy the independence requirements under the rules of the Securities Exchange Commission and The NASDAQ Stock Market, Inc.

The Committee’s members and Chair shall be appointed by the majority vote of the Board on an annual basis, considering any recommendation of the Chairman of the Board. If a Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership in attendance. The members shall serve for a one-year term or until their earlier resignation, retirement, disqualification for lack of independence, or removal by the Board. No member of the Committee shall be removed except by majority vote of the independent directors of the Board.

The Committee shall meet at least annually, or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members, and the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation, or listing standard to be exercised by the Committee as a whole.

The Committee may request that any directors, officers, or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests. The Committee shall regularly report on its meetings to the Board.

Nominating Committee Procedures

General

The Committee will consider candidates recommended by shareholders who appear to be qualified to serve on the Company’s board of directors and meet the criteria for nominees considered by the committee. The Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the board of directors and the Committee does not perceive a need to increase the size of the board. In order to avoid the unnecessary use of the Committee’s resources, the Committee will consider only those director candidates recommended by shareholders in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders

The Committee will evaluate a candidate proposed by any single shareholder or group of shareholders that beneficially owned more than 5% of the Company’s Common Stock for at least one year (and will hold the required number of shares through the meeting of shareholders at which the election will occur) and that satisfies the notice, information and consent procedures set forth below.

To submit a recommendation of a director candidate to the Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Committee, care of the Corporate Secretary, at the Company’s main office :

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the shareholder making the recommendation, the name and address, as they appear on the Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company’s Common Stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s Common Stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Criteria for Director Nominees

The Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its shareholders; independence; and any other factors the Committee deems relevant, including age, size of the board of directors and regulatory disclosure obligations.

The Committee may weight the foregoing criteria differently in different situations, depending on the composition of the board of directors at the time. The Committee will strive to maintain at least one director who meets the definition of “audit committee financial expert” under the regulations of the Securities and Exchange Commission.

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In addition, prior to nominating an existing director for re-election to the board of directors, the Committee will consider and review an existing director’s board and committee attendance and performance; length of board service; experience, skills and contributions that the existing director brings to the board; and independence.

Process for Identifying and Evaluating Director Nominees

The process that the Committee intends to follow when they identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Committee will rely on personal contacts of the members of the Board of Directors as well as their knowledge of members of the Bank’s local communities. The Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth above in the paragraph titled “Procedures to be Followed by Shareholders.”

Evaluation. In evaluating potential nominees, the Committee will determine whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, for any new director nominee, the Committee will conduct a check of the individual’s background and interview the candidate.

Additional Duties

The Committee will also:

•	Recommend to the Board those directors to be selected for membership on the various Board committees. Recommendations should consider the qualifications for membership on each committee; the extent to which there should be a policy of periodic rotation of directors among the committees, and any limitations on the number of consecutive years a director should serve on any one Board committee.

•	Recommend individual directors for designation as chairs of Board committees, particularly those that perform oversight functions, such as the Audit and Compensation Committees.

•	Review and assess the adequacy of this Charter at least annually. Submit this Charter to the Board for approval.

•	Perform any other activities consistent with this Charter, the Company’s bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

•	Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

•	Review and evaluate the performance of the Committee and the independence of its members at least annually.

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☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

This proxy is solicited on behalf of the Board of Directors of the Company and will be voted FOR the following proposals unless otherwise indicated.

A Election of Directors

ELECTION OF four Class III directors to serve until the 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

	For	Withhold
01 - Charles A. Davis, Jr.	☐	☐
02 - Ned S. Holmes	☐	☐
03 - Tracy T. Rudolph	☐	☐
04 - David Zalman	☐	☐

B Ratification of Independent Auditors

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name exactly as it appears below. If shares are held jointly, all joint owners should sign. If shares are held by a corporation, please sign the full corporate name by the president or any other authorized corporate officer. If shares are held by a partnership, please sign the full partnership name by an authorized person. If you are signing as attorney, executor, administrator, trustee or guardian, please set forth your full title as such.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
		/ /

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Proxy - PROSPERITY BANCSHARES, INC.

2004 Annual Meeting of Shareholders to be held on Tuesday, April 20, 2004
This Proxy is Solicited on Behalf of the Board of Directors.

The 2004 Annual Meeting of Shareholders of Prosperity Bancshares, Inc. (the "Company") will be held at Prosperity Bank Plaza, 4295 San Felipe, Houston, Texas, on Tuesday, April 20, 2004, beginning at 10:00 a.m. (local time). The undersigned hereby acknowledges receipt of the related Notice of 2004 Annual Meeting of Shareholders and Proxy Statement dated March 19, 2004 accompanying this proxy.

The undersigned hereby appoints Ned S. Holmes and David Zalman, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of Common Stock, par value $1.00 per share, of the Company owned of record by the undersigned and otherwise to act on behalf of the undersigned at the 2004 Annual Meeting of Shareholders and any adjournment thereof in accordance with the directions set forth herein and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment(s) thereof, including any matter presented by a shareholder at such meeting for which advance notice was not received by the Company in accordance with the Company's Amended and Restated Bylaws.

This proxy is solicited by the Board of Directors and will be voted in accordance with the undersigned's directions set forth herein. If no direction is made, this proxy will be voted (1) FOR the election of all nominees for director named herein and (2) FOR the ratification of the appointment of Deloitte & Touche LLP as the independent auditors of the books and accounts of the Company for the year ending December 31, 2004.

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